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                                                                    EXHIBIT 23.1

               Consent of Ernst & Young LLP, Independent Auditors

         We consent to the incorporation by reference in the following Registration Statements of United Dominion Realty Trust, Inc. and in the related Prospectuses of our report dated January 27, 2003 (except for Note 14, as to which the date is February 27, 2003, and except for Note 15, as to which the date is May 12, 2003), with respect to the consolidated financial statements and schedule of United Dominion Realty Trust, Inc. included in this Current Report on Form 8-K:

Registration Statement
Number                     Description
------                     -----------

33-40433 Form S-3, pertaining to the registration of 900,000 shares of the Company's common stock.

33-58201                   Form S-8, pertaining to the Employee's Stock Purchase
                           Plan.

333-11207                  Form S-3, pertaining to the registration of 1,679,840
                           shares of the Company's Common Stock.

333-15133                  Form S-3, pertaining to the Company's Dividend
                           Reinvestment and Stock Purchase Plan.

333-32829                  Form S-8, pertaining to the Company's Stock Purchase
                           and Loan Plan.

333-44463                  Form S-3, pertaining to the Company's Dividend
                           Reinvestment and Stock Purchase Plan.

333-48557                  Form S-3, pertaining to the registration of 104,920
                           shares of Common Stock, including rights to purchase
                           Series C Junior Participating Redeemable Preferred
                           Stock.

333-53401                  Form S-3, pertaining to the registration of 1,528,089
                           shares of Common Stock, including rights to purchase
                           Series C Junior Participating Redeemable Preferred
                           Stock.

333-58600                  Form S-8, pertaining to the Employee's Stock Purchase
                           Plan.

333-64281                  Form S-3, pertaining to the registration of 849,498
                           shares of Common Stock, including rights to Purchase
                           Series C Junior Participating Redeemable Preferred
                           Stock.

333-72885                  Form S-3, pertaining to the registration of 130,416
                           shares of Common Stock, including rights to purchase
                           Series C Junior Participating Redeemable Preferred
                           Stock.

333-75897                  Form S-8, pertaining to the Company's 1999 Long-Term
                           Incentive Plan.

333-77107                  Form S-3, pertaining to the registration of 1,023,732
                           shares of Common Stock, including rights to purchase
                           Series C Junior Participating Redeemable Preferred
                           Stock.

333-77161                  Form S-3, pertaining to the registration of 481,251
                           shares of Common Stock, including rights to purchase
                           Series C Junior Participating Redeemable Preferred
                           Stock.

333-80279                  Form S-8, pertaining to the Company's 1999 Open
                           Market Purchase Program.

333-82929                  Form S-3, pertaining to the registration of 95,119
                           shares of Common Stock, including rights to purchase
                           Series C Junior Participating Redeemable Preferred
                           Stock.

333-86808                  Form S-3, pertaining to the registration of
                           12,307,692 shares of Common Stock, including rights to purchase Series C Junior Participating Redeemable
                           Preferred Stock.

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Registration Statement
Number                     Description
------                     -----------

333-101611                 Form S-3, Shelf Registration Statement, pertaining to
                           the registration of $1 billion of Common Stock, Preferred Stock and Debt Securities.

                                           /s/ ERNST & YOUNG LLP

Richmond, Virginia
May 12, 2003


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